UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2024

Central Index Key Number of the issuing entity: 0002041680

BANK5 2024-5YR11

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-10	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 20, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK5 2024-5YR11, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR11 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Two mortgage loans, secured by the mortgaged properties identified as “Queens Center” and “Colony Square” on Exhibit B to the Pooling and Servicing Agreement (the “Queens Center Mortgage Loan” and the “Colony Square Mortgage Loan,” respectively), are assets of the Issuing Entity. Each such mortgage loan is part of a whole loan (the “Queens Center Whole Loan” and the “Colony Square Whole Loan,” respectively) that includes such mortgage loan and one or more pari passu notes and/or subordinate promissory notes (“Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that (i) the Queens Center Whole Loan will be serviced and administered (A) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1-1), under the Pooling and Servicing Agreement, and (B) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization; and (ii) the Colony Square Whole Loan will be serviced and administered (A) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1), under the BMO 2024-5C7 PSA, and (B) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loan related to the Queens Center Whole Loan was securitized on December 19, 2024 in connection with the issuance of a series of mortgage pass-through certificates entitled BBCMS Mortgage Trust 2024-5C31, Commercial Mortgage Pass-Through Certificates, Series 2024-5C31. Consequently, the Queens Center Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of December 1, 2024 (the “BBCMS 2024-5C31 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “BBCMS 2024-5C31 Non-Serviced Master Servicer”), LNR Partners, LLC, as special servicer (the “BBCMS 2024-5C31 Non-Serviced Special Servicer”), Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The BBCMS 2024-5C31 Pooling and Servicing Agreement is attached hereto as Exhibit 4.6.

The servicing terms of the BBCMS 2024-5C31 Pooling and Servicing Agreement applicable to the servicing of the Queens Center Mortgage Loan will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated November 5, 2024 (the “Prospectus”), and the following:

•	The BBCMS 2024-5C31 Non-Serviced Master Servicer earns a servicing fee with respect to each such mortgage loan that is to be calculated at 0.00125% per annum.
•	The special servicing fee payable to the BBCMS 2024-5C31 Non-Serviced Special Servicer with respect to the Queens Center Whole Loan if it is a specially serviced loan under the BBCMS 2024-5C31 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25000% per annum and (ii) the per annum rate that would result in a special servicing fee for the related month of $5,000.
•	The workout fee payable to the BBCMS 2024-5C31 Non-Serviced Special Servicer with respect to the Queens Center Whole Loan if it is a corrected loan will accrue at a rate equal to 0.50% of each collection; provided that in the event the workout fee collected at such rate is less than $25,000, then the BBCMS 2024-5C31 Non-Serviced Special Servicer will be entitled to a total workout fee equal to

$25,000; provided, further, that such workout fee will not exceed $1,000,000 with respect to any particular workout.

•	The liquidation fee payable to the BBCMS 2024-5C31 Non-Serviced Special Servicer with respect to the Queens Center Whole Loan will be equal to the lesser of (i) 0.50%; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to such rate as would result in an aggregate liquidation fee equal to $25,000 and (ii) such lower rate that would result in a liquidation fee of $1,000,000.

The lead servicing Companion Loan related to the Colony Square Whole Loan was securitized on December 19, 2024 in connection with the issuance of a series of mortgage pass-through certificates entitled BMO 2024-5C8 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C8. Consequently, the Colony Square Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of December 1, 2024 (the “BMO 2024-5C8 Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer (the “BMO 2024-5C8 Non-Serviced Master Servicer”), Greystone Servicing Company LLC, as special servicer (the “BMO 2024-5C8 Non-Serviced Special Servicer”), Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The BMO 2024-5C8 Pooling and Servicing Agreement is attached hereto as Exhibit 4.7.

The servicing terms of the BMO 2024-5C8 Pooling and Servicing Agreement applicable to the servicing of the Colony Square Mortgage Loan will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus, and the following:

•	The BMO 2024-5C8 Non-Serviced Master Servicer earns a servicing fee with respect to each such mortgage loan that is to be calculated as the per annum rate equal to 0.00125%.
•	The special servicing fee payable to the BMO 2024-5C8 Non-Serviced Special Servicer with respect to the Colony Square Whole Loan if it is a specially serviced loan under the BMO 2024-5C8 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25% per annum and (ii) the per annum rate that would result in a special servicing fee for the related month of $3,500.
•	The workout fee payable to the BMO 2024-5C8 Non-Serviced Special Servicer with respect to the Colony Square Whole Loan if it is a corrected loan will accrue at a rate equal to the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000; provided that if the rate in clause (a) would result in a workout fee less than $25,000, then the BMO 2024-5C8 Non-Serviced Special Servicer will be entitled to a workout fee equal to $25,000.
•	The liquidation fee payable to the BMO 2024-5C8 Non-Serviced Special Servicer with respect to the Colony Square Whole Loan will equal the lesser of (a) 1.0% or (b) such lesser rate as would result in a liquidation fee of $1,000,000; provided that, such liquidation fee will be subject to a floor of $25,000.
•	The operating advisor under the BMO 2024-5C8 Pooling and Servicing Agreement will be entitled to consult with the BMO 2024-5C8 Non-Serviced Special Servicer under different circumstances than those under which the BANK5 2024-5YR11 operating advisor is entitled to consult with the BANK5 2024-5YR11 special servicer. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the BMO 2024-5C8 securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the BMO 2024-5C8 Pooling and Servicing Agreement will at any time be entitled to recommend the termination of the BMO 2024-5C8 special servicer if it determines, in its sole discretion exercised in good faith, that (i) such special servicer has failed to comply with the related servicing standard and (ii) the replacement of the special servicer would be in the best interest of the BMO 2024-5C8 certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the BMO 2024-5C8 certificateholders pursuant to a certificateholder vote.

Item 6.02. Change of Servicer or Trustee.

LNR Partners, LLC (“LNR Partners”), a Florida limited liability company and a subsidiary of Starwood Property Trust, Inc. (“STWD”), a Maryland corporation, is the special servicer under the BMARK 2024-V11 pooling and servicing agreement, which governs the servicing of the Atlanta Decorative Whole Loan and is the special servicer under the BBCMS 2024-5C31 Pooling and Servicing Agreement which governs the servicing of the Queens Center Whole Loan. The principal executive offices of LNR Partners are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

STWD through its subsidiaries, affiliates and joint ventures, is involved in the real estate finance, management and development business and engages in, among other activities:

•	acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,
•	investing in high-yielding real estate-related debt and equity, and
•	investing in, and managing as special servicer, unrated, below investment grade rated and investment grade rated commercial mortgage backed securities.

LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the BMARK 2024-V11 pooling and servicing agreement and the BBCMS 2024-5C31 Pooling and Servicing Agreement, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 26 years. The number of commercial mortgage backed securitization pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 194 as of September 30, 2024. More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to:

•	84 domestic commercial mortgage backed securitization pools as of December 31, 2001, with a then current face value in excess of $53 billion;
•	101 domestic commercial mortgage backed securitization pools as of December 31, 2002, with a then current face value in excess of $67 billion;
•	113 domestic commercial mortgage backed securitization pools as of December 31, 2003, with a then current face value in excess of $79 billion;
•	134 domestic commercial mortgage backed securitization pools as of December 31, 2004, with a then current face value in excess of $111 billion;
•	142 domestic commercial mortgage backed securitization pools as of December 31, 2005, with a then current face value in excess of $148 billion;
•	143 domestic commercial mortgage backed securitization pools as of December 31, 2006, with a then current face value in excess of $201 billion;
•	143 domestic commercial mortgage backed securitization pools as of December 31, 2007 with a then current face value in excess of $228 billion;
•	138 domestic commercial mortgage backed securitization pools as of December 31, 2008 with a then current face value in excess of $210 billion;

•	136 domestic commercial mortgage backed securitization pools as of December 31, 2009 with a then current face value in excess of $191 billion;
•	144 domestic commercial mortgage backed securitization pools as of December 31, 2010 with a then current face value in excess of $201 billion;
•	140 domestic commercial mortgage backed securitization pools as of December 31, 2011 with a then current face value in excess of $176 billion;
•	131 domestic commercial mortgage backed securitization pools as of December 31, 2012 with a then current face value in excess of $136 billion;
•	141 domestic commercial mortgage backed securitization pools as of December 31, 2013 with a then current face value in excess of $133 billion;
•	152 domestic commercial mortgage backed securitization pools as of December 31, 2014 with a then current face value in excess of $135 billion;
•	159 domestic commercial mortgage backed securitization pools as of December 31, 2015 with a then current face value in excess of $111 billion;
•	153 domestic commercial mortgage backed securitization pools as of December 31, 2016 with a then current face value in excess of $87 billion;
•	160 domestic commercial mortgage backed securitization pools as of December 31, 2017 with a then current face value in excess of $68.9 billion;
•	175 domestic commercial mortgage backed securitization pools as of December 31, 2018 with a then current face value in excess of $78.6 billion;
•	185 domestic commercial mortgage backed securitization pools as of December 31, 2019 with a then current face value in excess of $93.9 billion;
•	162 domestic commercial mortgage backed securitization pools as of December 31, 2020 with a then current face value in excess of $82.2 billion;
•	172 domestic commercial mortgage backed securitization pools as of December 31, 2021 with a then current face value in excess of $97.4 billion;
•	182 domestic commercial mortgage backed securitization pools as of December 31, 2022 with a then current face value in excess of $112.3 billion;
•	178 domestic commercial mortgage backed securitization pools as of December 31, 2023 with a then current face value in excess of $101.9 billion; and
•	194 domestic commercial mortgage backed securitization pools as of September 30, 2024 with a then current face value in excess of $109.9 billion.

As of September 30, 2024, LNR Partners has resolved approximately $90.7 billion of U.S. commercial and multifamily loans over the past 26 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, approximately $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, approximately $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, approximately $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, approximately $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, approximately $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006, approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2007, approximately $1.0 billion of U.S. commercial and multifamily mortgage loans during 2008, approximately $1.2 billion of U.S. commercial and multifamily mortgage loans during 2009, approximately $7.7 billion of U.S. commercial and multifamily mortgage loans during 2010, approximately $10.9 billion of U.S. commercial and multifamily mortgage loans during 2011, approximately $11.7 billion of U.S. commercial and multifamily mortgage loans during 2012, approximately $6.5 billion of U.S. commercial and multifamily mortgage loans during 2013, approximately $6.3 billion of U.S. commercial and multifamily mortgage loans during 2014, approximately $6 billion of U.S. commercial and multifamily mortgage loans during 2015, approximately $3.9 billion of U.S. commercial and multifamily mortgage loans during 2016, approximately $4.5 billion of U.S. commercial and multifamily mortgage loans during 2017, approximately $3.8 billion of U.S. commercial and multifamily mortgage loans during 2018, approximately $2.6 billion of U.S. commercial and multifamily mortgage loans during 2019, approximately $2.9 billion of U.S. commercial and multifamily mortgage loans during 2020, approximately $4.8 billion of U.S. commercial and multifamily mortgage loans during 2021, approximately $3 billion of U.S. commercial and multifamily mortgage loans during 2022, approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2023, and approximately $2.6 billion of U.S. commercial and multifamily mortgage loans through September 30, 2024.

STWD or one of its affiliates generally seeks CMBS investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia, California, New York and North Carolina. As of September 30, 2024, LNR Partners and its affiliates specially service a portfolio, which included approximately 6,098 assets across the United States with a then current face value of approximately $109.9 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR Partners does not service any assets other than commercial real estate assets.

LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the applicable servicing standard. Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners’ strategy is guided by the servicing standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

LNR Partners has the highest ratings afforded to special servicers by S&P (Strong), Fitch (CSS1), and DBRS/Morningstar (CS1).

There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the BMARK 2024-V11 pooling and servicing agreement or the BBCMS 2024-5C31 Pooling and Servicing Agreement for assets of the same type included in this securitization transaction. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to this securitization transaction. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties under the BMARK 2024-V11 pooling and servicing agreement or the BBCMS 2024-5C31 Pooling and Servicing Agreement and, accordingly, will not have any material impact on the performance of the mortgage loans it services or the performance of the Certificates. Generally, LNR Partners’ servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material advancing obligations with respect to the commercial mortgage backed securitization pools as to which it acts as special servicer. Generally, LNR Partners has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to commercial mortgage backed securitization pools as to which it acts as special servicer.

LNR Partners will not have primary responsibility for custody services of original documents evidencing the Atlanta Decorative Whole Loan or the Queens Center Whole Loan. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving particular such mortgage loans or otherwise. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the applicable servicing standards under the BMARK 2024-V11 pooling and servicing agreement and the BBCMS 2024-5C31 Pooling and Servicing Agreement.

No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the BMARK 2024-V11 securitization or the BBCMS 2024-5C31 securitization, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its special servicing of commercial mortgaged backed securitization pools generally.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated, by governmental authorities, against LNR Partners or of which any of its property is the subject, that are material to the certificateholders.

LNR Partners is not an affiliate of the depositor, the underwriters, the issuing entity, the master servicers, the special servicers, the trustee, the certificate administrator, the operating advisor, the asset representations reviewer, any sponsor, any originator, or any mortgage loan seller.

Except as disclosed herein and except for LNR Partners acting as special servicer under the BMARK 2024-V11 pooling and servicing agreement and the BBCMS 2024-5C31 Pooling and Servicing Agreement, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicers, the special servicers, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years. In addition, other than as disclosed herein, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicers, the special servicers, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the certificates.

In the commercial mortgage backed securitizations in which LNR Partners acts as special servicer, LNR Partners may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, LNR Partners’ appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace LNR Partners as the special servicer.

Except as described above, neither LNR Partners nor any of its affiliates will retain any Certificates issued by the BANK5 2024-5YR11 trust or any other economic interest in this securitization (although for the avoidance of doubt, LNR Partners will be entitled special servicing fees and certain other fees and compensation under the BMARK 2024-V11 pooling and servicing agreement and the BBCMS 2024-5C31 Pooling and Servicing Agreement). However, LNR Partners or its affiliates may, from time to time acquire Certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such Certificates at any time.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

4.6	Pooling and Servicing Agreement, dated as of December 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.7	Pooling and Servicing Agreement, dated as of December 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President

Dated: December 19, 2024

BANK5 2024-5YR11 – 8-K (Servicing Shift)